Exhibit 99.4

                                                                  EXECUTION COPY

================================================================================

                         GSAA HOME EQUITY TRUST 2006-13


                            ASSET-BACKED CERTIFICATES


                                 SERIES 2006-13


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                      among


                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignor


 DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME EQUITY TRUST
                                     2006-13
                                   as Assignee


                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                   as Servicer


                             and as acknowledged by

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           as Securities Administrator


                                   Dated as of

                                 August 25, 2006


================================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated August 25, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2006-13 (the "Assignee"), Wells Fargo Bank, National Association ("Wells Fargo"), as servicer (in such capacity, the "Servicer") and as acknowledged by Wells Fargo, as securities administrator (in such capacity, the "Securities Administrator").

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit 1 (the "Mortgage Loans"), (b) the Representations and Warranties Agreement, dated as of August 25, 2006, between Goldman Sachs Mortgage Company and the Assignor (the "Representations and Warranties Agreement") and (d) solely insofar as it relates to the Mortgage Loans, that certain Servicing Agreement, dated as of June 30, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), among the Depositor, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo, as Securities Administrator.

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 11.02 (relating to the Owner's right to terminate the Servicer) and Section 7.01 (relating to the Owner's right to receive information from the Servicer) or (iv) any rights of the Assignor under the Commitment Letter, dated as of July 26, 2006 (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

            2. Recognition of the Assignee.

            (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Servicing Agreement and related Commitment Letter, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Securities Administrator acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Securities Administrator acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 5(b) of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Section 3.02 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage
Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Depositor as set forth in the Trust Agreement.

            (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Trustee as set forth in the Trust Agreement with respect to the Mortgage Loans and that each of the Trustee, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee. Such rights that Trustee may enforce on behalf of the Assignee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

            (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Securities Administrator at the address set forth in Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Securities Administrator by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2006-13 Acct #50940000

            (e) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) Business Day of each month, the Servicer shall furnish to the Securities Administrator (i)
(a) monthly loan data as set forth in Exhibit 2 hereto (or in such other format mutually agreed-upon between the Servicer and the Securities Administrator), (b) default loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Securities Administrator) and (c) information regarding realized losses and gains in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Securities Administrator), in each case relating to the period beginning on the second day of the immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Securities Administrator and (iii) all supporting documentation with respect to the information required pursuant to the immediately preceding paragraph.

            (f) Investment of Funds held by the Securities Administrator

            In addition to its fees received under the Servicing Agreement, the Servicer shall be entitled to receive, as additional compensation for the performance of its duties under the Servicing Agreement, the investment income earned on amounts in the Distribution Account during the the period commencing on the related Remittance Date and ending on the Business Day immediately preceding the related Distribution Date (the "Servicer Float Period"). In addition, during the Servicer Float Period, the Servicer shall be entitled to direct the investment by the Securities Administrator of funds in the Distribution Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date (in the case of an investment that is an obligation of Wells Fargo), no later than the Business Day immediately preceding the related Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in the Distribution Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. The Servicer shall be liable for any loss on any investment of funds in the Distribution Account during the Servicer Float Period and shall deposit funds in the amount of any such loss in the Distribution Account promptly after such loss is incurred.

            3. Representations and Warranties of the Assignee.

            The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Agreement;

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement; and

            (c) Enforceability. This Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            4. Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

            (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

            (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

            (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or
      (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            5. Remedies for Breach of Representations and Warranties of the Assignor.

            The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 5 hereof or in Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

            6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            7. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2302-033
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown
                  Tel:  (515) 324-7071
                  Fax:  (515) 324-3118

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2401-06T
                  Des Moines, Iowa 50328-0001
                  Attention:  General Counsel
                  Tel:  (515) 213-4762
                  Fax:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;

            (c)   in the case of the Securities Administrator,

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: GSAA 2006-13

                  Or in the case of overnight deliveries:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road,
                  Columbia, Maryland 21045
                  Attention: GSAA 2006-13

or such address as may hereafter be furnished by the Securities Administrator;

            (c)   in the case of the Trustee or Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934

                  Attention: Trust Administration - GS0613
                  Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

            (d)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            8. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            9. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            10. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-13, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-13, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-13, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-13 under this Agreement, the Trust Agreement or any related document.

            11. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                    GS MORTGAGE SECURITIES CORP.



                                    By:  /s/ Michelle Gill
                                        -------------------------------------
                                    Name:    Michelle Gill
                                    Title:   Vice President



                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee



                                    By: /s/ Ronaldo Reyes
                                        -------------------------------------
                                    Name:   Ronaldo Reyes
                                    Title:  Vice President



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Servicer



                                    By: /s/ Laurie McGoogan
                                        -------------------------------------
                                    Name:   Laurie McGoogan
                                    Title:  Vice President



Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Securities Administrator



By: /s/ Patricia M. Russo
    -------------------------------------
Name:   Patricia M. Russo
Title:  Vice President

                                    EXHIBIT 1
                             Mortgage Loan Schedule
                             ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                    EXHIBIT 2

                   Standard File Layout - Master Servicing

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                            Description                            Decimal   Format Comment                     Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                       A value assigned by the Servicer to              Text up to 10 digits                 20
                                       define a group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each             Text up to 10 digits                 10
                                       loan by the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan               Text up to 10 digits                 10
                                       by the Servicer. This may be
                                       different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                          The borrower name as received in the             Maximum length of 30 (Last,          30
                                       file. It is not separated by first               First)
                                       and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                          Scheduled monthly principal and           2      No commas(,) or dollar signs ($)     11
                                       scheduled interest payment that a
                                       borrower is expected to pay, P&I
                                       constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                          The loan interest rate as reported        4      Max length of 6                       6
                                       by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                           The loan gross interest rate less         4      Max length of 6                       6
                                       the service fee rate as reported by
                                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                          The servicer's fee rate for a loan        4      Max length of 6                       6
                                       as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                           The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)     11
                                       as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                            The new loan payment amount as            2      No commas(,) or dollar signs ($)     11
                                       reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                          The new loan rate as reported by the      4      Max length of 6                       6
                                       Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                         The index the Servicer is using to        4      Max length of 6                       6
                                       calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                      The borrower's actual principal           2      No commas(,) or dollar signs ($)     11
                                       balance at the beginning of the
                                       processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                      The borrower's actual principal           2      No commas(,) or dollar signs ($)     11
                                       balance at the end of the processing
                                       cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date at the end of processing                MM/DD/YYYY                           10
                                       cycle that the borrower's next
                                       payment is due to the Servicer, as
                                       reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                        The first curtailment amount to be        2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                       The curtailment date associated with             MM/DD/YYYY                           10
                                       the first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                        The curtailment interest on the           2      No commas(,) or dollar signs ($)     11
                                       first curtailment amount, if
                                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                        The second curtailment amount to be       2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                       The curtailment date associated with             MM/DD/YYYY                           10
                                       the second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                        The curtailment interest on the           2      No commas(,) or dollar signs ($)     11
                                       second curtailment amount, if
                                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                        The third curtailment amount to be        2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                          Description                             Decimal   Format Comment                      Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                     The curtailment date associated with              MM/DD/YYYY                            10
                                     the third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                       The curtailment interest on the third      2      No commas(,) or dollar signs ($)      11
                                     curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                              The loan "paid in full" amount as          2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                             The paid in full date as reported by              MM/DD/YYYY                            10
                                     the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                          The standard FNMA numeric code used               Action Code Key: 15=Bankruptcy,        2
                                     to indicate the default/delinquent                30=Foreclosure, , 60=PIF,
                                     status of a particular loan.                      63=Substitution,
                                                                                       65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                          The amount of the interest adjustment      2      No commas(,) or dollar signs ($)      11
                                     as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT               The Soldier and Sailor Adjustment          2      No commas(,) or dollar signs ($)      11
                                     amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                     The Non Recoverable Loan Amount, if        2      No commas(,) or dollar signs ($)      11
                                     applicable.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                        The amount the Servicer is passing as      2      No commas(,) or dollar signs ($)      11
                                     a loss, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                   The scheduled outstanding principal        2      No commas(,) or dollar signs ($)      11
                                     amount due at the beginning of the
                                     cycle date to be passed through to
                                     investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                   The scheduled principal balance due        2      No commas(,) or dollar signs ($)      11
                                     to investors at the end of a
                                     processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                       The scheduled principal amount as          2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer for the
                                     current cycle -- only applicable for
                                     Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                        The scheduled gross interest amount        2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current cycle as reported by the
                                     Servicer --only applicable for
                                     Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                        The actual principal amount collected      2      No commas(,) or dollar signs ($)      11
                                     by the Servicer for the current
                                     reporting cycle -- only applicable
                                     for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                         The actual gross interest amount less      2      No commas(,) or dollar signs ($)      11
                                     the service fee amount for the
                                     current reporting cycle as reported
                                     by the Servicer -- only applicable
                                     for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                  The penalty amount received when a         2      No commas(,) or dollar signs ($)      11
                                     borrower prepays on his loan as
                                     reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED               The prepayment penalty amount for the      2      No commas(,) or dollar signs ($)      11
                                     loan waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                             The Effective Payment Date of the                 MM/DD/YYYY                            10
                                     Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                             The Modification Type.                            Varchar - value can be alpha or       30
                                                                                       numeric
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                           Description                             Decimal   Format Comment                     Max Size
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                The current outstanding principal and     2       No commas(,) or dollar signs ($)     11
                                      interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                          EXHIBIT 3

Standard File Layout - Delinquency Reporting
-------------------------------------- -------------------------------------------------- --------- -------------
Column/Header Name                     Description                                        Decimal   Format
                                                                                                    Comment
-------------------------------------- -------------------------------------------------- --------- -------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-------------------------------------- -------------------------------------------------- --------- -------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- -------------------------------------------------- --------- -------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by an
                                       external servicer to identify a group of loans
                                       in their system.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_STATE                             The state where the  property located.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- -------------------------------------------------- --------- -------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment is due              MM/DD/YYYY
                                       to the servicer at the end of processing cycle,
                                       as reported by Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was                   MM/DD/YYYY
                                       filed.
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was
                                       filed.
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-------------------------------------- -------------------------------------------------- --------- -------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                  MM/DD/YYYY
                                       been approved by the courts
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                 MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The             MM/DD/YYYY
                                       Servicer
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled              MM/DD/YYYY
                                       To End/Close
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the servicer              MM/DD/YYYY
                                       with instructions to begin foreclosure
                                       proceedings.
-------------------------------------- -------------------------------------------------- --------- -------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                 MM/DD/YYYY
                                       Foreclosure
-------------------------------------- -------------------------------------------------- --------- -------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                MM/DD/YYYY
                                       Foreclosure Action
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected             MM/DD/YYYY
                                       to occur.
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                 2      No
                                       foreclosure sale.                                            commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the              MM/DD/YYYY
                                       borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_COMPLETED_DATE                The date the court revokes legal possession of                MM/DD/YYYY
                                       the property from the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_PRICE                             The price at which an REO property is marketed.       2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_AMT                              The dollar value of an offer for an REO               2      No
                                       property.                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by              MM/DD/YYYY
                                       the Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- -------------------------------------------------- --------- -------------

                             (C) Copyright Wells Fargo Bank, Corporate Trust Services
                        Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

-------------------------------------- -------------------------------------------------- --------- -------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
-------------------------------------- -------------------------------------------------- --------- -------------



-------------------------------------- -------------------------------------------------- --------- -------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
CURR_PROP_VAL                           The current "as is" value of the property based      2
                                       on brokers price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
REPAIRED_PROP_VAL                      The amount the property would be worth if             2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
If applicable:
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower to
                                       stop paying on a loan. Code indicates the reason
                                       why the loan is in default for this cycle.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                  MM/DD/YYYY
                                       Mortgage Insurance Company.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim              MM/DD/YYYY
                                       Payment
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim       2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance             2      No
                                       Company                                                      commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued               MM/DD/YYYY
                                       By The Pool Insurer
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company        2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                     2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                      2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                    2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_DATE                Date HUD Disbursed Part B Claim Payment                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                      2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim              2      No
                                                                                                    commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------

Standard File Codes - Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

       o       ASUM- Approved Assumption
       o       BAP-Borrower Assistance Program
       o       CO-   Charge Off
       o       DIL-Deed-in-Lieu
       o       FFA-Formal Forbearance Agreement
       o       MOD-Loan Modification
       o       PRE-Pre-Sale
       o       SS-Short Sale
       o       MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file. The Occupant Code field should show the current status of the property code as follows:
       o       Mortgagor
       o       Tenant
       o       Unknown
       o       Vacant

The Property Condition field should show the last reported condition of the property as follows:
       o       Damaged
       o       Excellent
       o       Fair
       o       Gone
       o       Good
       o       Poor
       o       Special Hazard
       o       Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            -------------------- ----------------------------------------------
            Delinquency Code     Delinquency Description
            -------------------- ----------------------------------------------
            001                  FNMA-Death of principal mortgagor
            -------------------- ----------------------------------------------
            002                  FNMA-Illness of principal mortgagor
            -------------------- ----------------------------------------------
            003                  FNMA-Illness of mortgagor's family member
            -------------------- ----------------------------------------------
            004                  FNMA-Death of mortgagor's family member
            -------------------- ----------------------------------------------
            005                  FNMA-Marital difficulties
            -------------------- ----------------------------------------------
            006                  FNMA-Curtailment of income
            -------------------- ----------------------------------------------
            007                  FNMA-Excessive Obligation
            -------------------- ----------------------------------------------
            008                  FNMA-Abandonment of property
            -------------------- ----------------------------------------------
            009                  FNMA-Distant employee transfer
            -------------------- ----------------------------------------------
            011                  FNMA-Property problem
            -------------------- ----------------------------------------------
            012                  FNMA-Inability to sell property
            -------------------- ----------------------------------------------
            013                  FNMA-Inability to rent property
            -------------------- ----------------------------------------------
            014                  FNMA-Military Service
            -------------------- ----------------------------------------------
            015                  FNMA-Other
            -------------------- ----------------------------------------------
            016                  FNMA-Unemployment
            -------------------- ----------------------------------------------
            017                  FNMA-Business failure
            -------------------- ----------------------------------------------
            019                  FNMA-Casualty loss
            -------------------- ----------------------------------------------
            022                  FNMA-Energy environment costs
            -------------------- ----------------------------------------------
            023                  FNMA-Servicing problems
            -------------------- ----------------------------------------------
            026                  FNMA-Payment adjustment
            -------------------- ----------------------------------------------
            027                  FNMA-Payment dispute
            -------------------- ----------------------------------------------
            029                  FNMA-Transfer of ownership pending
            -------------------- ----------------------------------------------
            030                  FNMA-Fraud
            -------------------- ----------------------------------------------
            031                  FNMA-Unable to contact borrower
            -------------------- ----------------------------------------------
            INC                  FNMA-Incarceration
            -------------------- ----------------------------------------------

  Please be advised that failure to comply with ANY or all of the guidelines entailed herein
                may result in issuance of late reporting fees.

           (C) Copyright Wells Fargo Bank, Corporate Trust Services Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

The FNMA Delinquent Status Code field should show the Status of Default as follows:

-------------------- ---------------------------------------------
    Status Code      Status Description
-------------------- ---------------------------------------------
        09           Forbearance
-------------------- ---------------------------------------------
        17           Pre-foreclosure Sale Closing Plan Accepted
-------------------- ---------------------------------------------
        24           Government Seizure
-------------------- ---------------------------------------------
        26           Refinance
-------------------- ---------------------------------------------
        27           Assumption
-------------------- ---------------------------------------------
        28           Modification
-------------------- ---------------------------------------------
        29           Charge-Off
-------------------- ---------------------------------------------
        30           Third Party Sale
-------------------- ---------------------------------------------
        31           Probate
-------------------- ---------------------------------------------
        32           Military Indulgence
-------------------- ---------------------------------------------
        43           Foreclosure Started
-------------------- ---------------------------------------------
        44           Deed-in-Lieu Started
-------------------- ---------------------------------------------
        49           Assignment Completed
-------------------- ---------------------------------------------
        61           Second Lien Considerations
-------------------- ---------------------------------------------
        62           Veteran's Affairs-No Bid
-------------------- ---------------------------------------------
        63           Veteran's Affairs-Refund
-------------------- ---------------------------------------------
        64           Veteran's Affairs-Buydown
-------------------- ---------------------------------------------
        65           Chapter 7 Bankruptcy
-------------------- ---------------------------------------------
        66           Chapter 11 Bankruptcy
-------------------- ---------------------------------------------
        67           Chapter 13 Bankruptcy
-------------------- ---------------------------------------------

                                          EXHIBIT 4

                                FORM 332 REALIZED LOSS REPORT

                                    WELLS FARGO BANK, N.A.

Purpose
-------

        To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution
------------

        The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date
--------

        With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
------------------------

        The numbers on the form correspond with the numbers listed below.

        1.      The actual Unpaid Principal Balance of the Mortgage Loan.

        2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

        3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

        8. Accrued Servicing Fees based upon the Stated Principal Balance of the Mortgage Loan as calculated on a monthly basis.

        9.      The total of lines 1 through 8.


                                 Page 3 of 12

  Please be advised that failure to comply with ANY or all of the guidelines entailed herein
                may result in issuance of late reporting fees.

           (C) Copyright Wells Fargo Bank, Corporate Trust Services Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 4: Calculation of Realized Loss/Gain Form 332- Instruction Sheet
        NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

        Liquidation and Acquisition Expenses:
        -------------------------------------

        1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        4-12.   Complete as applicable. Required documentation:

                * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                * For escrow advances - complete payment history

                  (to calculate advances from last positive escrow balance forward)

                * Other expenses - copies of corporate advance history showing all payments

                * REO repairs > $1500 require explanation

                * REO repairs >$3000 require evidence of at least 2 bids.

                * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

                * Unusual or extraordinary items may require further documentation.

        13.     The total of lines 1 through 12.

        Credits:
        --------
        14-21. Complete as applicable. Required documentation:

                * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

                * Copy of EOB for any MI or gov't guarantee

                * All other credits need to be clearly defined on the 332 form

        22.     The total of lines 14 through 21.

        Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial
        -----------   proceeds and line (18b) for Part B/Supplemental
                      proceeds.

        Total Realized Loss (or Amount of Any Gain)
        -------------------------------------------
        23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 4: Calculation of Realized Loss/Gain Form 332

        Prepared by:  __________________                  Date:  _______________
        Phone:  ______________________   Email Address:_____________________


-----------------------    ----------------------   --------------------------
Servicer Loan No.          Servicer Name            Servicer Address


-----------------------    ----------------------   --------------------------

        WELLS FARGO BANK, N.A. Loan No._____________________________

        Borrower's Name: ________________________________________________
        Property Address: _______________________________________________

        Liquidation Type:  REO Sale          3rd Party Sale             Short Sale     Charge
        Off

        Was this loan granted a Bankruptcy deficiency or cramdown       Yes         No
        If "Yes", provide deficiency or cramdown amount _______________________________

        Liquidation and Acquisition Expenses:
       (1) Actual Unpaid Principal Balance of Mortgage Loan             $ ______________      (1)
        (2)Interest accrued at Net Rate                                  ________________     (2)
        (3)Accrued Servicing Fees                                        ________________     (3)
        (4)Attorney's Fees                                               ________________     (4)
        (5)Taxes (see page 2)                                            ________________     (5)
        (6)Property Maintenance                                          ________________     (6)
        (7)MI/Hazard Insurance Premiums (see page 2)                     ________________     (7)
        (8)Utility Expenses                                              ________________     (8)
        (9)Appraisal/BPO                                                 ________________     (9)
        (10)   Property Inspections                                      ________________     (10)
        (11)   FC Costs/Other Legal Expenses                             ________________     (11)
        (12)   Other (itemize)                                           ________________     (12)
               Cash for Keys__________________________                   ________________     (12)
               HOA/Condo Fees_______________________                     ________________     (12)
               ______________________________________                    ________________     (12)

               Total Expenses                                           $ _______________     (13)

        Credits:
        (14)   Escrow Balance                                           $ _______________     (14)
        (15)   HIP Refund                                               ________________      (15)
        (16)   Rental Receipts                                          ________________      (16)
        (17)   Hazard Loss Proceeds                                     ________________      (17)
        (18)   Primary Mortgage Insurance / Gov't Insurance             ________________      (18a)
        HUD Part A                                                      ________________      (18b)
        HUD Part B
        (19)   Pool Insurance Proceeds                                  ________________      (19)
        (20)   Proceeds from Sale of Acquired Property                  ________________      (20)
        (21)   Other (itemize)                                          ________________      (21)
           _________________________________________                    ________________      (21)


                                      6


           Total Credits                                                $________________     (22)
        Total Realized Loss (or Amount of Gain)                         $________________     (23)


                                      7

Escrow Disbursement Detail


--------------- ------------ ------------- ------------- ------------ ------------- -------------
     Type        Date Paid    Period of     Total Paid   Base Amount   Penalties      Interest
 (Tax /Ins.)                   Coverage
--------------- ------------ ------------- ------------- ------------ ------------- -------------


                                      8